                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------


      Date of Report (Date of Earliest Event Reported): February 14, 2000

                       National Auto Finance Company, Inc.
   ---------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
   ---------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                   0-22067                      65-0688619
          ------------------------------ ------------------------------
             (Commission File Number)        (I.R.S. Employer
                                            Identification No.)

    10302 Deerwood Park Boulevard, Suite 100
             Jacksonville, Florida                         32256
  ---------------------------------------------     --------------------
    (Address of Principal Executive Offices)             (Zip Code)

                                 (904) 996-2500
   ---------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



   ---------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     Filed herewith and incorporated herein by reference is a copy of National Auto Finance Company, Inc. (the "Company") Contract Sale Agreement and Servicing Agreement, dated February 4, 2000, between National Auto Finance Company, Inc. (the "Company") and NuVell Credit Corporation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Exhibits

         10.109 Contract Sale Agreement dated February 4, 2000 by and between National Auto Finance Company, Inc. and NuVell Credit Corporation

         10.110 Servicing Agreement dated February 4, 2000 by and between National Auto Finance Company, Inc. and NuVell Credit Corporation

         (99)   Press Release dated February 11, 2000

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  February 14, 2000.

                                   NATIONAL AUTO FINANCE COMPANY, INC.

                                   By: /s/ Stephen R. Veth
                                   Name:   Stephen R. Veth
                                   Title:  Vice President, Secretary and
                                             General Counsel

                       NATIONAL AUTO FINANCE COMPANY, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  Exhibit Index


Exhibit No.       Description                                              Page
-----------       -----------                                              ----

10.109 Contract Sale Agreement dated February 4, 2000 by and between National Auto Finance Company, Inc. and NuVell Credit Corporation

10.110 Servicing Agreement dated February 4, 2000 by and between National Auto Finance Company, Inc. and NuVell Credit Corporation

(99)              Press Release dated February 11, 2000